                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14A-101)

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       SOUTHEASTERN BANKING CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                       SOUTHEASTERN BANKING CORPORATION
                             1010 NORTHWAY STREET
                            DARIEN, GEORGIA  31305


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of
Southeastern Banking Corporation:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Southeastern Banking Corporation (the "Company") will be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia 31305, on Tuesday, May 8, 2001 at 3:00 p.m. The Meeting is being held for the purpose of considering and acting upon the election of directors of the Company, each for a term of one year, and for other purposes, as described below:

     1) To elect nine directors to serve until the next Annual Meeting of Shareholders in 2002;
     2) To set the Board of Directors (the "Board") at a twelve member maximum with three to remain vacant until the elected Board deems it in the Company's best interest to fill same;
     3) To approve the appointment of independent auditors by the Audit Committee; and
     4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Only shareholders of record at the close of business on March 26, 2001 will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

     It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the enclosed proxy card. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT. PLEASE ACT TODAY.

     Your attention is directed to the Proxy Statement accompanying this Notice of Meeting for more complete information on the matters to be acted upon at the Meeting.



                                        By Order of the Board of Directors,


                                        WANDA D. PITTS, Secretary


April 11, 2001


--------------------------------------------------------------------------------
| IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, | | SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE POSTAGE PAID ENVELOPE | | PROVIDED. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE AT THE |
| MEETING IF THE PROXY IS REVOKED AS SET FORTH IN THE ACCOMPANYING PROXY       |
| STATEMENT.                                                                   |
--------------------------------------------------------------------------------

                        SOUTHEASTERN BANKING CORPORATION
                              1010 NORTHWAY STREET
                               DARIEN, GA  31305


                                PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS

                              TUESDAY, MAY 8, 2001


       This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Southeastern Banking Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia, on Tuesday, May 8, 2001 at 3:00 p.m. or any adjournment or postponement thereof. This Proxy Statement and enclosed form of proxy are first being mailed to shareholders on or about April 11, 2001.

       All shares of the Company's Common Stock, par value $1.25 per share (the "Common Stock"), represented at the Meeting by properly authorized proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the shareholder's instructions. If no instructions are indicated, properly executed proxies will be voted FOR the proposals set forth in this Proxy Statement. A majority of the shares of Common Stock entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum.

       The Company does not know of any matters, other than described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will vote on such matters as the Board of Directors recommends.

       A shareholder may revoke his or her proxy and change his or her vote at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by: (i) signing and returning another proxy with a later date; (ii) giving written notice of revocation of the shareholder's proxy to the Secretary of the Company prior to the Meeting at the address below; or (iii) voting in person at the Meeting. Any written notice revoking a proxy should be delivered to Wanda D. Pitts, Secretary, Southeastern Banking Corporation, at P.O. Box 455, Darien, Georgia 31305 if by mail and at 1010 Northway Street, Darien, Georgia 31305 if by courier. The presence of a shareholder at the Meeting will not automatically revoke such shareholder's proxy.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

       Shareholders of record at the close of business on March 26, 2001 will be entitled to one vote for each share then held. As of March 26, 2001, the Company had 3,427,396 shares of Common Stock issued and outstanding. The Common Stock constitutes the only voting securities issued by the Company.

       The following table sets forth certain information regarding beneficial ownership of the Common Stock as of March 26, 2001 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, nominee, and executive officer (as defined below under "Executive Compensation and Other Information"), and (iii) all directors, nominees, and executive officers as a group. The Company believes that the individuals listed each have sole voting and investment power with respect to such shares, except as otherwise indicated in the footnotes to the table.

       Unless otherwise indicated below, the business address of each beneficial owner of more than 5% of Common Stock is: c/o Southeastern Banking Corporation, P.O. Box 455, 1010 Northway Street, Darien, Georgia 31305.

                                                                             SHARES BENEFICIALLY OWNED
                                                                           -----------------------------
                                                                             Amount of
                                                                             Beneficial      PERCENT OF
NAME OF BENEFICIAL OWNER                                                   Ownership (1)       CLASS
------------------------                                                   -------------     -----------
Leslie H. Blair......................................................          8,340               *
David H. Bluestein...................................................         14,655               *
Gene F. Brannen......................................................         24,849               *
W. Daniel Burkhalter.................................................         16,602               *
William Downey (2)...................................................        182,914            5.34%
Alyson Gray..........................................................        815,878           23.80
Cornelius P. Holland, III............................................          1,332               *
Alva J. Hopkins, III.................................................         34,398            1.00
G. Norris Johnson....................................................          8,500               *
S. Michael Little....................................................        101,234            2.95
 All directors, nominees, and executive officers as a group (10            1,208,702           35.27
  persons)

------------------------
*   Beneficially owned less than 1% of the outstanding shares.
(1) The number of shares as to which each nominee has shared voting and investment power is as follows: Leslie H. Blair - 3,000 shares; Gene F. Brannen - 19,296; W. Daniel Burkhalter - 300; William Downey - 29,700; Alyson Gray - 2,613; Cornelius P. Holland, III - 332; Alva J. Hopkins, III - 1,980; and S. Michael Little - 12,112.
(2) Mr. Downey's business address is: Golden Isles Realty Company, Inc., P.O. Box 21097, St. Simons Island, Georgia 31522.


                             ELECTION OF DIRECTORS

                                (Items 1 and 2)

       A Board of Directors (the "Board") consisting initially of nine directors will be elected at the Meeting for a one-year term or until their successors are elected and qualified. The Board has unanimously approved the nominees named below, all of whom are members of the current Board.

       Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote for the election of the nine nominees named. Although the Board anticipates that all nominees will be available to serve as directors of the Company, should any one or more of them not accept the nomination, or otherwise be unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee, or nominees, as the Board recommends. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

       None of the nominees have been involved in legal proceedings related to bankruptcies, criminal proceedings, or securities law violations. Except for Mr. Holland, all nominees have been engaged in their respective principal occupation and have been associated with their respective employers for the last five years; Mr. Holland was previously employed by a regional bank based in Birmingham, Alabama for 14 years. There are no family relationships among the Director nominees.

       THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ALL THE NOMINEES.

       The table on the next page sets forth certain information with respect to each nominee for election to the Board.

                        INFORMATION CONCERNING NOMINEES

                                                                                                     DIRECTOR
                                                                                     AGE               SINCE
                                                                                 -------------     --------------

Leslie H. Blair...........................................................            60               1978
Vice President, Gowen Timber Company, Inc.

David H. Bluestein........................................................            59               1984
Retired, Bluestein's Supermarket, Inc.

Gene F. Brannen...........................................................            66               1984
Retired, Brannen Seafood Company, Inc.

William Downey............................................................            67               1976
President, Golden Isles Realty Company, Inc.
Treasurer of the Company

Alyson Gray...............................................................            33               1999
Vice President and Assistant Secretary of the Company
Controller, Southeastern Bank

Cornelius P. Holland, III.................................................            45               1997
President of the Company
Chairman and Chief Executive Officer, Southeastern Bank

Alva J. Hopkins, III......................................................            48               1978
Attorney-at-Law
President, Toledo Manufacturing Company, Inc.

G. Norris Johnson.........................................................            65               1979
President, Johnson Brothers Hardware, Inc.

S. Michael Little.........................................................            52               1973
Executive Vice President of the Company
President and Chief Operating Officer, Southeastern Bank
President, SBC Financial Services, Inc.


       Approval is sought to increase the number of directors to twelve by allowing the nine elected directors to approve three additional directors to be elected at any time the elected Board deems it to be in the Company's best interest to fill same. THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.


MEETINGS AND COMMITTEES OF THE BOARD. The Board conducts its business through meetings of the Board and through the activities of its committees, including subsidiary Boards and committees. The Company's Board regularly meets quarterly and other times as needed. During the year ended December 31, 2000, the Board of Directors held 5 regular meetings. Except for Mr. Hopkins, all the Company's directors attended at least 75% of the Board and committee meetings, including subsidiary Board of Directors and committee meetings, on which they served. Mr. Hopkins attended only 60% of Company Board meetings but attended at least 75% of all other meetings of committees and subsidiary Boards on which he served.

       The Executive Committee of the Board of Directors consists of Messrs. Brannen, Downey, Holland, Hopkins, Little, and Ms. Gray. This committee evaluates potential acquisitions and handles other Company matters on an as-needed basis. The Executive Committee held no meetings during 2000.

       Messrs. Blair, Bluestein, Brannen, Little, and Ms. Gray serve on the Profit-Sharing Committee of the Company. The Profit-Sharing Committee evaluates profit-sharing plan performance, reviews contribution levels, and approves distributions to plan participants. This committee held 1 meeting during 2000.

       The Board of Directors of Southeastern Bank, the Company's bank subsidiary, typically meets monthly, and its Executive Committee, twice a month. All members of the Company's Board also serve on the Southeastern Bank Board of Directors. The Southeastern Bank Board held 12 meetings during 2000. Messrs. Blair, Bluestein, Brannen, Holland, and Little also serve on the Southeastern Bank Executive Committee. This committee primarily reviews and approves loans but is also empowered to act on other bank matters in the absence of the bank Board. The Southeastern Bank Executive Committee held 25 meetings in 2000.

       Messrs. Hopkins and Johnson, and since September 2000, Mr. Brannen, serve on the joint Audit Committee of the Company and Southeastern Bank. The primary functions of this committee are to appoint the independent auditors for the Company and its subsidiaries; review external audit scope, findings, and recommendations; approve the annual financial statements, preparation of which is the responsibility of management; evaluate internal accounting policies and procedures; and review and approve the annual plan for the internal audit department, as well as summary reports of such department's findings and recommendations. The Audit Committee's responsibilities are set forth in its Charter, a copy of which is attached to this Proxy Statement as Exhibit A. The "Audit Committee Report" on the Company's financial statements for the year ended December 31, 2000 is located on page 6. The current members of the Audit Committee are independent, as defined by Rules of the National Association of Securities Dealers, Inc. The Audit Committee held 4 meetings in 2000.

       The Compensation Committee of Southeastern Bank is responsible for approving the compensation arrangements for the Company's executive officers. The current members of the Compensation Committee include Messrs. Downey, Holland, and Hopkins. The Compensation Committee held 1 meeting during 2000.

       The Board of Directors of SBC Financial Services, Inc., the Company's insurance and investment affiliate, consists of Messrs. Bluestein, Holland, and Little. This Board evaluates the financial performance, approves marketing programs, and establishes policy for the agency. Three meetings were held by the SBC Financial Services, Inc. Board in 2000.

       The Company's full Board acts as a nominating committee for the annual selection of nominees for election as Company directors. While the Board will consider nominees recommended by shareholders, it has not established any procedures for this purpose.

DIRECTOR COMPENSATION. Non-employee directors of the Company receive a fee of $500.00 per meeting. No fees are paid to members of committees appointed by the Company Board for their service on Company committees. Non-employee directors of Southeastern Bank are paid a director's fee of $450.00 per month, and, if on the Executive Committee, an additional $400.00 per month. Audit Committee members are paid $150.00 for each meeting attended. Non-employee directors of SBC Financial Services, Inc. are paid $100.00 per meeting attended. No fees are paid to directors employed by the Company and its subsidiaries for their attendance at any Board or committee meetings.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

       Executive officers are elected annually by the Board. The table on the following page sets forth the name of each executive officer of the Company and its subsidiaries and the principal positions and offices each holds with the Company. Unless otherwise indicated, each of these officers has served as an executive officer of the Company or its subsidiaries for at least five years.


NAME                                              INFORMATION ABOUT EXECUTIVE OFFICERS
----                                              ------------------------------------
Cornelius P. Holland, III     President of the Company and Chairman of the Board and Chief Executive
                              Officer of Southeastern Bank.  From April 7, 1997 - December 9, 1997, Mr.
                              Holland was Vice Chairman of Southeastern Bank.  From 1983 - April 1997,
                              Mr. Holland held various positions at Compass Bank, Birmingham, Alabama, most recently Senior Vice President/Manager, Metropolitan Commercial
                              Banking.

S. Michael Little             Executive Vice President of the Company.  Mr. Little is also President and
                              Chief Operating Officer of Southeastern Bank and President of SBC Financial
                              Services, Inc.  Mr. Little also served as Chairman of Southeastern Bank of
                              Florida prior to its merger with Southeastern Bank in June 1998.

W. Daniel Burkhalter          Senior Vice President of Southeastern Bank.  In addition to his position at
                              Southeastern Bank, Mr. Burkhalter served as President of Southeastern Bank of Florida prior to its merger with Southeastern Bank.  Mr. Burkhalter is
                              47.


                           SUMMARY COMPENSATION TABLE

       All executive compensation is paid by the Company's subsidiaries. The following table sets forth the compensation of executive officers of the Company's subsidiaries whose annual compensation exceeded $100,000 in 2000:


                                                                ANNUAL COMPENSATION                         ALL OTHER
                                                       -----------------------------------------          COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR               SALARY                 BONUS                 (1) (2) (3)
----------------------------------      ----------     -------------------     -----------------     ---------------------
Cornelius P. Holland, III                 2000             $198,824.00            $16,568.66               $ 26,780.54
President of the Company                  1999              187,570.00             15,630.84                 21,073.48
                                          1998              183,000.00             15,250.00                 18,822.16

S. Michael Little                         2000             $161,430.00            $13,452.50               $ 24,838.50
Executive Vice President of               1999              153,750.00             12,938.59                 22,221.64
   the Company                            1998              150,000.00             12,500.00                 19,298.28

W. Daniel Burkhalter                      2000             $105,482.00            $ 8,790.16               $ 18,902.01
Senior Vice President of                  1999              101,422.00              8,451.84                 15,699.24
   Southeastern Bank                      1998               98,952.00              8,246.00                 13,877.08

-----------------
(1) The Company's subsidiaries maintain a qualified profit-sharing plan which covers executive officers and other employees who have completed one calendar year of service. A participant's interest vests 20% each year beginning after the third year of service, with 100% vesting in seven years. The profit-sharing contribution set aside for these executive officers approximated $48,000.00, $44,000.00, and $40,000.00 in 2000, 1999, and 1998.
(2) The Company provides group medical and life insurance for officers and employees. Additionally, executive officers are entitled to a $100,000 executive life insurance policy. The premium amount for these policies is included in this total.
(3) This compensation amount does not include the value of any personal benefit that might be derived from the use of an automobile.

                       STOCK OPTIONS, WARRANTS, OR RIGHTS

   The Company has not issued and does not have outstanding any stock options, warrants, or rights.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Compensation Committee of Southeastern Bank establishes the base salary, cash bonuses, and other compensation for executive officers. Messrs. Downey, Holland, and Hopkins served as members of the Compensation Committee during 2000. Mr. Holland is currently President of the Company and Chairman of the Board and Chief Executive Officer of Southeastern Bank. Mr. Downey is Treasurer of the Company but receives no salary or other remuneration besides director's fees for serving in that capacity. During 2000, the Company's bank subsidiary engaged in customary banking transactions and had outstanding loans to directors, executive officers, principal shareholders, and their affiliates, including members of immediate families, of the Company and its subsidiaries. These loans were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. Additionally, in the ordinary course of business, the Company buys goods and services from directors who are not employees. Such purchases were not significant during 2000.


                             AUDIT COMMITTEE REPORT

       The Audit Committee of the Board has oversight responsibility for the Company's financial reporting process and the quality of its financial reporting. The Audit Committee operates under a written charter, adopted by the Board, which is included in this Proxy Statement as Exhibit A. In connection with the December 31, 2000 financial statements, the Audit Committee:

       1) Reviewed and discussed the audited financial statements with management, who represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles;

       2) Discussed with the Company's independent auditors the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees);

       3) Received the written independence disclosures from the independent auditors required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence; and

       4) Discussed with the independent auditors the quality of the Company's financial reporting.

       Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

          THE AUDIT COMMITTEE:

          Alva J. Hopkins, III, Chairman
          Gene F. Brannen
          G. Norris Johnson

                    RATIFICATION OF APPOINTMENT OF AUDITORS

                                    (Item 3)

       Subject to ratification by a majority of the shares represented at the Meeting, the Audit Committee will be given approval to appoint the auditors of the Company for 2001. The Audit Committee considers a number of factors in making its appointment, including audit continuity, proposed audit scope, and estimated fees. The Board expects that the Audit Committee will appoint BDO Seidman, LLP as the Company's auditors for 2001. BDO Seidman, LLP has audited the Company's financial statements for the last three years.

       During 2000, BDO Seidman, LLP provided services in the following categories and amounts:

Fees for audit of the Company's financial statements          $85,500
All other fees (1)                                              5,370
---------------
(1) The Audit Committee does not consider the provision of these other services to be incompatible with BDO Seidman, LLP's independence.


                             SHAREHOLDER PROPOSALS

       In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's principal administrative office no later than December 12, 2001. Shareholder proposals should be delivered to Southeastern Banking Corporation, Attention: Corporate Secretary, at P.O. Box 455, Darien, Georgia 31305 if by mail and at 1010 Northway Street, Darien, Georgia 31305 if by courier. Any such proposal shall be subject to the requirements of the proxy rules adopted under Securities and Exchange Commission rules and regulations and, as with any shareholder proposal (regardless of whether included in the Company's proxy materials), the Company's Articles of Incorporation and Bylaws as well as Georgia law. Under the proxy rules, in the event that the Company receives notice of a shareholder proposal to take action at the next annual meeting that is not submitted for inclusion in the Company's proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by the Company to its shareholders will vote on such proposal as the Board recommends without any discussion of the proposal in the 2002 Proxy Statement if notice of the proposal is not received at the principal administrative office of the Company by February 25, 2002.


                                 OTHER MATTERS

                                    (Item 4)

       The Board knows of no other matters which will be brought before the Meeting. If other matters are properly introduced, the persons named in the enclosed proxy will vote on such matters as the Board recommends.


                             ADDITIONAL INFORMATION

       The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitation by mail, directors, officers, and other employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation. The Company may also retain the services of a proxy solicitation firm, whose fees and expenses would be paid by the Company, although the Company has no present intention to retain any such firm.



                                       By Order of the Board of Directors,


                                       WANDA D. PITTS, Secretary


April 11, 2001


--------------------------------------------------------------------------------
| UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO SOUTHEASTERN BANKING CORPORATION, |
| P.O. BOX 455, 1010 NORTHWAY STREET, DARIEN, GEORGIA 31305, ATTENTION:        |
| CORPORATE SECRETARY, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL | | BE PROVIDED UPON PAYMENT OF REASONABLE COST, IF ANY, OF REPRODUCTION AND |
| DELIVERY.                                                                    |
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                        SOUTHEASTERN BANKING CORPORATION
                            AUDIT COMMITTEE CHARTER


I. ORGANIZATION. This charter governs the operations of the Audit Committee (the "Committee") of Southeastern Banking Corporation and its subsidiaries (the "Company"). The Committee shall be appointed by the Board of Directors (the "Board") and shall comprise at least three directors, each of whom is independent of management and the Company. Committee members shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

II. STATEMENT OF POLICY. The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the Committee's responsibility to maintain free and open communication between the Committee, independent auditors, internal auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

III. RESPONSIBILITIES AND PROCESSES. The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.
In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

   The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

   . The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Committee shall review and approve the appointment of the Company's independent auditors, subject to shareholders' ratification.

   . The Committee shall discuss with the internal and independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the sufficiency and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with or without management present, to discuss the results of their examinations.

   . The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, or the annual report to shareholders if distributed prior to the filing of Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant estimates, and the clarity of the disclosures in the financial statements. In its discretion, the Committee shall also review other filings with the Securities and Exchange Commission, including Quarterly Reports on
      Form 10-Q.

                       SOUTHEASTERN BANKING CORPORATION
                                     PROXY
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

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

            ANNUAL MEETING OF SHAREHOLDERS                            1. PROPOSAL TO ELECT AS        FOR ALL   WITHHOLD   FOR ALL
               TO BE HELD MAY 8, 2001                                    DIRECTORS:                 NOMINEES   AUTHORITY   EXCEPT
       THIS PROXY IS SOLICITED BY THE BOARD OF                                                         [ ]        [ ]       [ ]
                    DIRECTORS.                                           Leslie H. Blair, David H. Bluestein, Gene F. Brannen,
The undersigned, revoking previous proxies, hereby appoints              William Downey, Alyson Gray, Cornelius P. Holland, III,
Cornelius P. Holland, III and S. Michael Little, and each of             Alva J. Hopkins, III, G. Norris Johnson, S. Michael Little
them, proxies with full power of substitution, to vote all shares
of Common Stock of Southeastern Banking Corporation (the "Company")      INSTRUCTIONS: To withhold authority to vote for any
which the undersigned is entitled to vote at the Annual Meeting of       individual nominee, mark "For All Except" and write that
Shareholders (the "Meeting") to be held at Southeastern Bank, 1010       nominee's name on the line below.
Northway Street, Darlen, Georgia on Tuesday, May 8, 2001 at 3:00 p.m.
or any adjournment or postponement thereof, upon the matters described   -----------------------------------------------------------
below and in the accompanying Proxy Statement dated April 11, 2001,
and upon any other business that may properly come before the Meeting    2. PROPOSAL TO SET THE NUMBER    FOR     AGAINST    ABSTAIN
or any adjournment or postponement thereof.                                 OF DIRECTORS AT 12.           [ ]       [ ]        [ ]

                                                                         3. PROPOSAL TO APPROVE THE       FOR     AGAINST    ABSTAIN
                                                                            APPOINTMENT OF INDEPENDENT    [ ]        [ ]       [ ]
                                                                            AUDITORS BY THE AUDIT
                                                                            COMMITTEE.

                                                                         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS
                                                                         DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
                                                                         IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.

 Please be sure to sign and date   ______________________                Pursuant to the Proxy Statement, said proxies are directed
   this Proxy in the box below.    | Date                |               to vote as indicated on the Proxy and otherwise as the
_________________________________________________________                Board of Directors recommends with respect to any other
|                                                        |               business that may properly come before the Meeting or any
|__Stockholder sign above___Co-holder (if any) sign above|               adjournment or postponement thereof. By executing this
                                                                         Proxy, I acknowledge receipt of the Notice of Meeting,
                                                                         the accompanying Proxy Statement, and the Company's 2000
                                                                         Annual Report.
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                             Detach above card, sign, date and mail in postage paid envelope provided.
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     NOTE: Please sign exactly as your name appears on the Proxy; if shares are held jointly, all joint owners must sign. An executor, administrator, trustee, guardian, or other person signing in a representative capacity must give his or her full title. A corporation must sign in full corporate name by its president or other authorized officer. A partnership must sign in partnership name by an authorized person.
                                                        PLEASE ACT PROMPTLY
                                             SIGN, DATE, & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

_________________________________________

_________________________________________

_________________________________________

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